UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Intrepid Potash, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

INTREPID POTASH, INC.

2022 Annual Meeting

Vote by May 18, 2022

11:59 PM ET

INTREPID POTASH, INC.
707 17TH STREET, SUITE 4200
DENVER, CO 80202

You invested in INTREPID POTASH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Smartphone users

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Vote Virtually at the Meeting*

May 19, 2022
10:00 AM MDT

Virtually at:
www.virtualshareholdermeeting.com/IPI2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class II Directors **Nominees:**	
1a.	Mary E. McBride	For
1b.	Barth E. Whitham	For
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2022.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	To approve our Amended and Restated Equity Incentive Plan.	For

NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

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